                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

            Pursuant  to  Section  906 of the  Sarbanes-Oxley  Act of  2002  (18
U.S.C.ss.1350),  the  undersigned,  Jacob  Ferng,  Chief  Financial  Officer  of
FalconStor Software,  Inc., a Delaware Corporation (the "Company"),  does hereby certify, to his knowledge, that:

            The Annual  Report on Form 10-K for the fiscal  year ended  December
31, 2002 of the Company (the "Report")  fully complies with the  requirements of
Sections  13(a)  and  15(d) of the  Securities  Exchange  Act of  1934,  and the
information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                               /s/  Jacob Ferng
                                               ----------------------------
                                               Jacob Ferng
                                               Chief Financial Officer
                                               March 14, 2003